          -----------------------------------------------------------
                                       THE
                                     TURKISH
                                   INVESTMENT
                                   FUND, INC.
          -----------------------------------------------------------




                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                        THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756

--------------------------------------------------------------------------------
LEGAL COUNSEL

Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------
For the six months ended April 30, 2000, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 174.88% compared to 147.35% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period from the Fund's commencement of operations on December 5, 1989 through April 30, 2000, the Fund's total return, based on net asset value per share, was 171.18% compared to 242.48% for the Index. On April 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $18 13/16, representing a 28% discount to the Fund's net asset value per share.

The performance of the Fund was supported by good stock selection in the consumer goods, multi-industry and basic materials sectors, as well as overweights in the media and beverage sectors. Stocks that contributed significantly to performance include Ege Biracilik, the largest brewery in Turkey, Netas, a telecommunications equipment manufacturer, and conglomerates Dogan Yayin Holdings and Dogan Holdings.

The dramatic rise in the Turkish stock market over the six month period ended April 2000 comes on the back of optimism regarding the country's initiative to tackle inflation and address its chronic fiscal problems. The structural adjustment program the government agreed to with the IMF in December 1999 has set clear targets for benchmarking progress, provided strong financial backing and added credibility to the government's efforts. The steep drop in interest rates (from 95% in August 1999 to 35% in January 2000) should make a significant difference to the health of the budget, which records strong primary surpluses, but allocates an enormous proportion of its resources to servicing debt.

The CPI numbers for the first few months of 2000 came in at the 68% to 70% level, in line with the assumption that inflation would not drop prematurely as a result of the program. The April release, however, encouraged markets, recording a 61.5% increase year-on-year on the CPI. Subsequent months should show further improvements, with June and July month-on-month figures expected to be negative. For the year as a whole, we expect CPI inflation to end at about 35%, well shy of the 25% IMF target, but enough to satisfy current expectations. Markets, nonetheless, are concerned that the slow decrease in inflation may lead to overvaluation of the currency, which has been following the devaluation path prescribed in advance for the entire year by the Central Bank, in an attempt to control inflationary expectations. Interest rates have been mostly stable for the first five months of 2000 at around 35%, reflecting market optimism about the prospects for the program.

Growth in the economy should see a marked improvement in 2000, when we expect a 5% expansion in GDP, kick-started by the lower interest rate environment and rising consumer expenditure. The trade deficit has broadened so far this year, as the currency has strengthened in real terms against both the euro and the dollar. Export growth has failed to materialize thus far, and will be a critical element in assessing the health of the current account going forward. Presidential elections, the final round of which took place on May 16, proclaimed Sezer, the favored candidate, as the winner. His presidency is likely to emphasize human rights and enhance Turkey's relationship with the European Union.

On the privatization front, the government received a windfall of US$2.5 billion (US$2.0 billion above expectations) for one of the cellular licenses offered as well as completed the sale of parts of its stakes in Petrol Ofisi and Tupras, two companies operating in the domestic oil industry. With these sales completed, privatization proceeds have reached 66% of their target for 2000, comfortably ahead of budget. Other large sales should follow later on this year, including Turk Telecom and Turkish Airlines. The fiscal numbers should improve slightly this year, falling to about a 10% deficit from 12% in 1999. 2001 should, however, show a much steeper fall to about a 5% deficit, as the benign effect of lower interest rates on the government's debt burden becomes apparent.

The market will be monitoring progress on the reform front over the coming months, specifically the issue of agricultural subsidies, where some work has been done, but the more difficult measures are yet to come. Government should also make some headway in banking reform, and we expect the deposit insurance scheme to be revised. Over the long-term, it is the reforms in agriculture, social security and banking that attack the heart of the fiscal problem and will determine whether the program is ultimately successful.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended April 30, 2000, the Fund repurchased 68,800 shares of its Common Stock at an average price per share of $18.25 and an average discount of 26.13% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,


/s/ Harold J. Schaaff

Harold J. Schaaff, Jr.*
PRESIDENT AND DIRECTOR



June 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

* HAROLD J. SCHAAFF, JR. WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 20, 2000. MR. SCHAAFF JOINED MORGAN STANLEY DEAN WITTER IN 1989 AND IS A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED AND MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. HE FORMERLY SERVED AS GENERAL COUNSEL AND SECRETARY OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

The Turkish Investment Fund, Inc.
Investment Summary as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                                         TOTAL RETURN (%)
INFORMATION                            ------------------------------------------------------------------------
                                         MARKET VALUE (1)         NET ASSET VALUE (2)           INDEX (3)
                                       ----------------------   ----------------------   ----------------------
                                                      AVERAGE                  AVERAGE                  AVERAGE
                                       CUMULATIVE      ANNUAL   CUMULATIVE      ANNUAL   CUMULATIVE      ANNUAL
                                       ----------     -------   ----------     -------   ----------     -------
               FISCAL YEAR TO DATE       130.11%          --      174.88%          --      147.35 %        --
               ONE YEAR                  147.08        147.08%    190.76        190.76%    138.86       138.86%
               FIVE YEAR                 188.59         23.61     351.90         35.21     218.32        26.06
               TEN  YEAR                  89.00          6.57     117.81          8.10     112.95         7.85
               SINCE INCEPTION*           95.24          6.64     171.18         10.06     242.48        12.57

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                        YEARS ENDED OCTOBER 31:                                          SIX MONTHS
                                                                                                                            ENDED
                                                                                                                          APRIL 30,
                                1990*     1991     1992     1993     1994     1995     1996     1997     1998     1999       2000
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  ----------
Net Asset Value
  Per Share .................  $12.78    $5.16    $4.69    $9.41    $4.89    $5.93    $5.57    $8.74    $4.94    $9.52     $26.13
Market Value Per Share ......  $ 9.38    $7.00    $6.00   $10.38    $6.88    $5.88    $5.38    $7.63    $4.31    $8.19     $18.81
Premium/(Discount) ..........   -26.6%    35.7%    27.9%    10.3%    40.7%    -0.8%    -3.5%   -12.7%   -12.8%   -14.0%     -28.0%
Income Dividends ............  $ 0.03       --    $0.07    $0.04    $0.12       --    $0.12    $0.14    $0.14    $0.12      $0.03
Capital Gains
  Distributions .............      --    $0.07   $ 0.17       --       --       --       --       --       --       --         --
Fund Total Return (2) .......   14.80%  -59.27%   -6.36%  102.39%  -47.61%   21.27%   -4.09%   60.76%  -42.39%   97.06%    174.88%
Index Total Return (3) ......   93.17%  -64.65%  -21.03%  156.26%  -45.26%   26.48%   -4.24%   87.70%  -50.28%   78.92%    147.35%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
*   The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Investment Summary as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities              (98.7%)
Short-Term Investment           (1.3%)

--------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Automobiles                     (7.1%)
Banks                          (22.7%)
Beverages                       (9.6%)
Communications Equipment        (9.6%)
Diversified Financials          (8.2%)
Food & Drug Retailing           (3.2%)
Household Durables             (16.4%)
Insurance                       (3.1%)
Media                           (6.1%)
Metals & Mining                 (3.3%)
Other                          (10.7%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                  NET ASSETS
                                                  ----------
    1.   Yapi Ve Kredi Bankasi                       15.0%
    2.   Vestel Elektronik Sanayi Ve Ticaret AS       8.8
    3.   Arcelik AS                                   7.6
    4.   Netas Northern Electric
           Telekomunikasyon AS                        7.5
    5.   Turkiye Garanti Bankasi                      7.2
    6.   Dogan Yayin Holding AS                       5.8
    7.   Dogan Sirketler Grubu Holding AS             4.4
    8.   Ford Otomotiv Sanayi AS                      4.0
    9.   Guney Biracilik Ve Malt Sanayii              3.6
    10.  Ege Biracilik Ve Malt Sanayii                3.3
                                                     ----
                                                     67.2%
                                                     ----
                                                     ----

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
APRIL 30, 2000

                                                                          VALUE
                                                  SHARES                   (000)
-------------------------------------------------------------------------------
TURKISH COMMON STOCKS (98.9%)
 (Unless otherwise noted)
-------------------------------------------------------------------------------
AUTO COMPONENTS (0.9%)
   Brisa Bridgestone Sabanci
      Lastik San. Ve Tic AS                       21,373,000    U.S.$     1,573
                                                                ---------------
-------------------------------------------------------------------------------
AUTOMOBILES (7.1%)
(a)Ford Otomotiv Sanayi AS                       102,812,000              6,726
(a)Tofas Turk Otomobil Fabrikasi AS              171,500,000              3,155
(a)Yazicilar AS                                   23,110,000              2,230
                                                                ---------------
                                                                         12,111
                                                                ---------------
-------------------------------------------------------------------------------
BANKS (22.7%)
(a)Turk Ekonomi Bankasi AS                            54,500                667
(a)Turkiye Garanti Bankasi                       729,500,000             12,289
   Yapi Ve Kredi Bankasi                         800,363,656             25,525
                                                                ---------------
                                                                         38,481
                                                                ---------------
-------------------------------------------------------------------------------
BEVERAGES (9.6%)
   Ege Biracilik Ve Malt Sanayii                  63,082,000              5,674
(a)Erciyas Biracilik Ve Malt                      59,478,668              4,426
   Guney Biracilik Ve Malt Sanayii               111,586,500              6,114
                                                                ---------------
                                                                         16,214
                                                                ---------------
-------------------------------------------------------------------------------
BUILDING PRODUCTS (1.4%)
   Trakya Cam Sanayii AS                         147,914,122              2,395
                                                                ---------------
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (9.6%)
   Alcatel Teletas Telekomunikasyon
      Endustri ve Ticaret AS                      11,930,000              3,561
 Netas Northern Electric
      Telekomunikasyon AS                         75,568,000             12,730
                                                                ---------------
                                                                         16,291
                                                                ---------------
-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (2.6%)
   Adana Cimento                                  62,113,200              2,159
   Akcansa Cimento AS                             41,055,000                906
   Goltas Goller Bolgesi Cimento
      Sanayi ve Ticaret AS                        55,600,000              1,387
                                                                ---------------
                                                                          4,452
                                                                ---------------
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (8.2%)
(a)Alarko Holding AS                              46,135,000              3,131
   Dogan Sirketler Grubu Holding AS              240,632,800              7,478
(a)Ihlas Holding AS                               27,000,000              2,031
(a)Yapi Kredi Koray Gayrimenkul
      Yatirim Ortakligi AS                       109,900,000              1,204
                                                                ---------------
                                                                         13,844
                                                                ---------------
-------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.3%)
(a)Cukurova Elektrik AS                              546,000                554
                                                                ---------------
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (1.1%)
   Sarkuysan Elektrolitik Bakir
      Sanayi ve Ticaret AS                        50,100,000              1,946
                                                                ---------------
-------------------------------------------------------------------------------
FOOD & DRUG RETAILING (3.2%)
   Migros Turk TAS                                 7,892,000              5,356
                                                                ---------------
-------------------------------------------------------------------------------
GAS UTILITIES (2.3%)
   Aygaz AS                                       34,197,000              3,915
                                                                ---------------
-------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (0.9%)
   Usas Ucak Servisi AS                              623,000              1,600
                                                                ---------------
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES (16.4%)
   Arcelik AS                                    150,909,800             12,834
(a)Vestel Elektronik Sanayi Ve
   Ticaret AS                                     39,703,000             14,935
                                                                ---------------
                                                                         27,769
                                                                ---------------
-------------------------------------------------------------------------------
INSURANCE (3.1%)
        Aksigorta AS                             199,014,000              5,289
                                                                ---------------
-------------------------------------------------------------------------------
MEDIA (6.1%)
(a)Dogan Yayin Holding AS                        406,250,000              9,800
(a)Sabah Yayincilik AS                            63,600,000                572
                                                                ---------------
                                                                         10,372
                                                                ---------------
-------------------------------------------------------------------------------
METALS & MINING (3.3%)
(a)Eregli Demir Ve Celik
   Fabrikalari TAS                               101,348,000              5,553
                                                                ---------------
-------------------------------------------------------------------------------
MULTILINE RETAIL (0.1%)
(a)Carsi Buyuk Magazacilik AS                      3,757,000                197
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
   (Cost U.S.$109,428)                                                  167,912
                                                                ---------------
-------------------------------------------------------------------------------

                                                  NO.OF
                                                 RIGHTS
-------------------------------------------------------------------------------
RIGHTS (0.2%)
-------------------------------------------------------------------------------
MULTILINE RETAIL (0.2%)
(a)Carsi Buyuk Magazacilik AS,
   expiring 5/12/00
   (Cost U.S.$--@)                                 3,757,000                381
                                                                ---------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                  FACE
                                                  AMOUNT                  VALUE
                                                  (000)                    (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
   Chase Securities, Inc., 5.55%
      dated 4/28/00, due
      5/1/00, to be repurchased
      at U.S. $2,177,
      collateralized by
      U.S.$2,260 Federal Home
      Loan Mortgage Corp.
      7.00%, due 3/15/10,
      valued at U.S.$2,227
      (Cost U.S.$2,176)                      U.S.$     2,176    U.S.$     2,176
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
      (Cost U.S.$111,604)                                               170,469
                                                                ---------------
-------------------------------------------------------------------------------
OTHER ASSETS (0.9%)
   Receivable for Investments Sold                     1,503
   Other Assets                                           13              1,516
                                             ---------------    ---------------
-------------------------------------------------------------------------------
LIABILITIES (-1.3%)
   Payable For:
      Bank Overdraft                                  (1,502)
      Fund Shares Repurchased                           (338)
      Directors' Fees and Expenses                      (109)
      Investment Advisory Fees                          (106)
      Custodian Fees                                     (50)
      Shareholder Reporting Expenses                     (39)
      Professional Fees                                  (29)
      Administrative Fees                                (17)
   Other Liabilities                                     (29)            (2,219)
                                             ---------------    ---------------
-------------------------------------------------------------------------------

                                                                          VALUE
                                                                           (000)
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 6,495,880 issued and
      outstanding U.S.$0.01 par value shares
      (30,000,000 shares authorized)                            U.S.$   169,766
                                                                ===============
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       U.S.$     26.13
                                                                ===============
-------------------------------------------------------------------------------
AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock                                                 U.S.$        65
   Capital Surplus                                                       74,723
   Accumulated Net Investment Loss                                         (652)
   Accumulated Net Realized Gain                                         36,767
   Unrealized Appreciation on Investments and
      Foreign Currency Translations                                      58,863
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                U.S.$   169,766
                                                                ===============
-------------------------------------------------------------------------------

(a) -- Non-income producing.
  @ -- Value is less than U.S.$500.
       April 30, 2000 exchange rate -- Turkish Lira (TRL) 611,440 = U.S.$1.00.


    The accompanying notes are an integral part of the financial statements.

                                                                                            SIX MONTHS
                                                                                               ENDED
                                                                                          APRIL 30, 2000
                                                                                            (UNAUDITED)
STATEMENT OF OPERATIONS                                                                        (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ........................................................................     U.S.$      134
   Interest .........................................................................                 49
---------------------------------------------------------------------------------------------------------
      Total Income ..................................................................                183
---------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees .........................................................                525
   Administrative Fees ..............................................................                 91
   Directors' Fees and Expenses .....................................................                 66
   Custodian Fees ...................................................................                 34
   Professional Fees ................................................................                 31
   Shareholder Reporting Expenses ...................................................                 21
   Annual Meeting and Proxy Expenses ................................................                 15
   Transfer Agent Fees ..............................................................                 10
   Other Expenses ...................................................................                 11
---------------------------------------------------------------------------------------------------------
      Total Expenses ................................................................                804
---------------------------------------------------------------------------------------------------------
         Net Investment Loss ........................................................               (621)
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold .......................................................             58,554
   Foreign Currency Transactions ....................................................                (42)
---------------------------------------------------------------------------------------------------------
      Net Realized Gain .............................................................             58,512
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments ......................................................             50,889
   Depreciation on Foreign Currency Translations ....................................                (31)
---------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ................................             50,858
---------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ..........            109,370
---------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................     U.S.$  108,749
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS
                                                                               ENDED
                                                                           APRIL 30, 2000    YEAR ENDED
                                                                            (UNAUDITED)   OCTOBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                             (000)           (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income (Loss) .......................................... U.S.$    (621)   U.S.$     337
   Net Realized Gain .....................................................        58,512            7,658
   Change in Unrealized Appreciation/Depreciation ........................        50,858           23,291
----------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations ..................       108,749           31,286
----------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income .................................................          (200)            (821)
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Repurchase of Shares (68,800 and 424,450 shares, respectively) ........        (1,259)          (2,540)
----------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) .............................................       107,290           27,925

NET ASSETS:
   Beginning of Period ...................................................        62,476           34,551
----------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss of U.S.$652
      and undistributed net investment income of U.S.$169, respectively) . U.S.$ 169,766    U.S.$  62,476
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                               SIX MONTHS
                                                  ENDED
                                                APRIL 30,                          YEAR ENDED OCTOBER 31,
SELECTED PER SHARE DATA                           2000       ----------------------------------------------------------------------
AND RATIOS:                                    (UNAUDITED)       1999        1998          1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......  U.S.$   9.52   U.S.$  4.94  U.S.$  8.74   U.S.$  5.57   U.S.$  5.93    U.S.$  4.89
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............         (0.10)         0.05         0.14          0.18          0.17           0.13
Net Realized and Unrealized Gain
   (Loss) on Investments ...................         16.67          4.58        (3.80)         3.13         (0.41)          0.91
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations .....         16.57          4.63        (3.66)         3.31         (0.24)          1.04
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ...................         (0.03)        (0.12)       (0.14)        (0.14)        (0.12)           --
-----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
   Repurchased .............................          0.07          0.07          --            --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............  U.S.$  26.13   U.S.$  9.52  U.S.$  4.94   U.S.$  8.74   U.S.$  5.57    U.S.$  5.93
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ......  U.S.$  18.81   U.S.$  8.19  U.S.$  4.31   U.S.$  7.63   U.S.$  5.38    U.S.$  5.88
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value ............................        130.11%        94.34%      (42.36)%       45.34%        (6.58)%       (14.55)%
   Net Asset Value (1) .....................        174.88%        97.06%      (42.39)%       60.76%        (4.09)%        21.27%
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RATIOS, SUPPLEMENTAL DATA:
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NET ASSETS, END OF PERIOD (THOUSANDS) ......  U.S.$169,766   U.S.$62,476  U.S.$34,551   U.S.$61,616   U.S.$39,254    U.S.$41,757
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Ratio of Expenses to Average Net Assets ....          1.19%*        1.96%        1.71%         1.91%         2.07%          1.91%
Ratio of Net Investment Income (Loss) to
  Average Net Assets .......................         (0.92)%*       0.66%        1.76%         2.57%         3.23%          2.18%
Portfolio Turnover Rate ....................            84%          175%          68%           51%           60%            48%
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

 *  Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)
--------

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, plus accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked- to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

    - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

   Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

B. Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. During the six months ended April 30, 2000, the Fund made purchases and sales totaling $105,325,125 and $108,130,746, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At April 30, 2000, the U.S. Federal income tax cost basis of securities was approximately $111,604,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $58,865,000, of which $61,407,000 related to appreciated securities and $2,542,000 related to depreciated securities. At October 31, 1999, the Fund had capital loss carryforwards totaling approximately $20,925,000 available to offset future capital gains of which $17,735,000, $2,484,000 and $706,000 will expire on October 31, 2001, 2002, and 2004, respectively. To the extent that future capital gains are offset by these loss carryforwards, such gains will not be distributed to shareholders.

F. A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

Additionally, at April 30, 2000, approximately 23% of the Fund's net assets are invested in the banking industry. This concentration subjects the Fund to market and credit risks within the industry.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at April 30, 2000 totaled $104,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the six months ended April 30, 2000, the Fund incurred $89,874 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the six months ended April 30, 2000, the Fund repurchased 68,800 shares of its Common Stock at an average price per share of $18.25 and an average discount of 26.13% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Turkish Investment Fund, Inc.
                         Investors Bank and Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         P.O. Box 1537
                         Boston, MA 02205
                         1-800-342-8756


                                       13